UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2016

OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd.

Petaluma, CA 94954

(Address of principal executive offices)

(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2016, we awarded the following compensation.

Fiscal Year 2016 Bonus Grant for Jim Schutz

Based on our fiscal year 2016 bonus plan and our financial results in fiscal year 2016, we awarded Jim Schutz, our Chief Executive Officer, $57,000 in total bonus compensation for his achievements in fiscal year 2016. Of this amount, $40,000 was paid in cash. The remaining $17,000 was paid in shares of our common stock. Based on a closing price on November 30, 216 of $4.81, we converted the $17,000 into 3,535 shares. We also made an additional payment to Mr. Schutz of $6,800 as a tax gross up for the stock issuance.

Bonuses for Certain Executive Officers

We awarded bonuses to certain officers of the Company as compensation for their dedication and service in building our business in Mexico. That business was subsequently sold to Invekra, S.A.P.I de C.V. for $22 million in October 2016.

We granted Robert Miller, our Chief Financial Officer, $75,000 in our common stock, or 15,593 shares based on the closing price of our common stock of $4.81 on November 30, 2016. We also made an additional payment to Mr. Miller of $30,000 as a tax gross up for the stock issuance.

We paid $40,000 to Robert Northey, our Executive Vice President of Research and Development. We also granted Mr. Northey, $22,500 in our common stock, or 4,678 shares based on the closing price of our common stock of $4.81 on November 30, 2016. We also made an additional payment to Mr. Northey of $9,000 as a tax gross up for the stock issuance.

We paid $50,000 to Bruce Thornton, our Executive Vice President of International Operations and Sales. We also granted Mr. Thornton $12,500 in our common stock, or 2,599 shares based on the closing price of our common stock of $4.81 on November 30, 2016. We also made an additional payment to Mr. Thornton of $5,000 as a tax gross up for the stock issuance.

Bonus Plan for Fiscal Year 2017

On November 30, 2016, our Compensation Committee approved our bonus plan for fiscal year 2017. The 2017 bonus plan covers bonuses earned through March 31, 2017. Pursuant to the 2017 bonus plan, our executive officers have the potential to earn an annual bonus based on the Compensation Committee’s assessment of the individual’s performance towards target goals and milestones. Each executive officer’s performance is measured against three target goals which vary depending on that executive’s role within the Company. Bonuses will be paid in cash, options and/or shares of our common stock at the discretion of the Compensation Committee. Grants of common stock include a 40% cash gross up to cover the executive’s taxes as a result of the grant. The potential 2017 bonus for each officer is:

•	Chief Executive Officer: $150,000
•	Chief Financial Officer: $75,000
•	Executive Vice Presidents: $62,500
•	President of IntraDerm™ Pharmaceuticals division: $125,000

New Employment Agreements with Executive Officers

On November 30, 2016, we entered into new employment agreements with certain of our executive officers. In connection with the entry into the new agreements, our Compensation Committee intended to eliminate certain outdated pay practices, such as providing a full tax gross up upon termination and automatic vesting of all performance-based equity awards. The Compensation Committee also intended to bring the employment agreements in line with current law by adding clawback requirements and double-trigger change-in-control provisions.

The key terms of each agreement is described below:

Robert Miller

On November 30, 2016, we entered into a new employment agreement with Robert Miller, our Chief Financial Officer, to update his agreements and responsibilities.

The terms of the new employment agreement provide for a continued annual base salary of $250,000 or such other amount as the Board of Directors may set. In addition, Mr. Miller is eligible to receive an annual bonus, the payment, type and amount of which is in the sole discretion of the Compensation Committee. Mr. Miller also receives certain benefits, such as participation in our health and welfare plans, vacation, and reimbursement of expenses.

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The employment agreement provides Mr. Miller with certain separation benefits in the event of termination without cause, upon change of control or resignation by him for good reason; as such terms are defined in the employment agreement. In the event Mr. Miller is terminated without cause, or upon change of control, or resigns for good reason, Mr. Miller is entitled to:

•	a lump sum severance payment equal to one-and-a-half times Mr. Miller’s base salary;
•	a bonus, upon determination by the Corporation’s Board of Directors or Compensation Committee, as appropriate, to be made in its sole discretion as to whether to grant a bonus, and if such bonus is granted, the amount, form and payment schedule. For the avoidance of doubt, Mr. Miller shall not be entitled to any bonus solely for reason of termination, unless the Board of Directors or the Compensation Committee, as appropriate, in its sole discretion awards such bonus;
•	automatic vesting of all unvested time-based options and equity awards and exercisability of awards for the remainder of their respective terms;
•	vesting of performance-based equity compensation awards in accordance with the terms of the awards, if the performance goals are satisfied; and
•	up to 18 months (the lesser of one year following the date of termination or until such executive becomes eligible for medical insurance coverage provided by another employer) reimbursement for health care premiums under COBRA.

Mr. Miller may terminate his employment for any reason upon at least 30 days prior written notice. Receipt of the termination benefits described above is contingent on Mr. Miller executing a general release of claims against our Company, his resignation from any and all directorships and every other position held by him with our Company or any of our subsidiaries, and his return to our Company of all Company property received from or on account of our Company or any of our affiliates by him. In addition, Mr. Miller is not entitled to such benefits if he did not comply with the non-competition and invention assignment provisions of his employment agreement during the term of his employment or the confidentiality provisions of his employment agreement, whether during or after the term of his employment. Furthermore, we are under no obligation to pay the above-mentioned benefits if Mr. Miller does not comply with the non-solicitation provisions of his employment agreement, which prohibit a terminated executive from interfering with the business relations of our Company or any of our affiliates and from soliciting employees of our Company. These provisions apply during the term of employment and for two years following termination.

Bruce Thornton and Robert Northey

On November 30, 2016, we entered into new employment agreements with Bruce Thornton, our Executive Vice President of International Operations and Sales, and Robert Northey, our Executive Vice President of Research and Development, to update their agreements and responsibilities.

The terms of the new employment agreements for Mr. Thornton and Mr. Northey provide for a continued annual base salary of $250,000 and $203,963.76, respectively, or such other amount as the Board of Directors may set. In addition, Mr. Thornton and Mr. Northey are eligible to receive an annual bonus, the payment, type and amount of which is in the sole discretion of the Compensation Committee. Mr. Thornton and Mr. Northey also receive certain benefits, such as participation in our health and welfare plans, vacation, and reimbursement of expenses. Mr. Thornton also receives a car allowance in the amount of $900 per month, which car allowance may be increased, decreased, or eliminated in our sole discretion.

The employment agreements provide Mr. Thornton and Mr. Northey with certain separation benefits in the event of termination without cause, upon change of control or resignation for good reason; as such terms are defined in the employment agreements. In the event either Mr. Thornton or Mr. Northey is terminated without cause, or upon change of control, or resigns for good reason, the terminated executive is entitled to:

•	a lump sum severance payment equal to one time his base salary;
•	a bonus, upon determination by the Corporation’s Board of Directors or Compensation Committee, as appropriate, to be made in its sole discretion as to whether to grant a bonus, and if such bonus is granted, the amount, form and payment schedule. For the avoidance of doubt, neither Mr. Thornton nor Mr. Northey shall be entitled to any bonus solely for reason of termination, unless the Board of Directors or the Compensation Committee, as appropriate, in its sole discretion awards such bonus;
•	automatic vesting of all unvested time-based options and equity awards and exercisability of awards for the remainder of their respective terms;
•	vesting of performance-based equity compensation awards in accordance with the terms of the awards, if the performance goals are satisfied, such determination to be in the sole discretion of the Compensation Committee or the Board, as the case may be; and
•	reimbursement for health care premiums under COBRA until the earliest of: (i) one year following the date of termination; (ii) the date he is no longer eligible to receive COBRA continuation coverage; or (iii) until he becomes eligible for medical insurance coverage provided by another employer.

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Mr. Thornton and Mr. Northey may terminate their employment for any reason upon at least 30 days prior written notice. Receipt of the termination benefits described above is contingent on executing a general release of claims against our Company, resignation from any and all directorships and every other position held by the executive with our Company or any of our subsidiaries, and the executive’s return to our Company of all Company property received from or on account of our Company or any of our affiliates by him. In addition, Mr. Thornton and Mr. Northey are not entitled to such benefits if they did not comply with the non-competition and invention assignment provisions of their employment agreements during the terms of their employment or the confidentiality provisions of their employment agreements, whether during or after the terms of their employment. Furthermore, we are under no obligation to pay the above-mentioned benefits if Mr. Thornton or Mr. Northey do not comply with the non-solicitation provisions of their employment agreements, which prohibit a terminated executive from interfering with the business relations of our Company or any of our affiliates and from soliciting employees of our Company. These provisions apply during the term of employment and for two years following termination.

Jeffrey Day

On November 30, 2016, we entered into a new employment agreement with Jeffrey Day, our President of IntraDerm™ Pharmaceuticals division, to update his agreements and responsibilities.

The terms of the new employment agreement provide for a continued annual base salary of $232,000 or such other amount as the Board of Directors may set. In addition, Mr. Day is eligible to receive an annual bonus, the payment, type and amount of which is in the sole discretion of the Compensation Committee. Mr. Day also receives certain benefits, such as participation in our health and welfare plans, vacation, reimbursement of expenses, and a car allowance in the amount of $750 per month, which car allowance may be increased, decreased, or eliminated in our sole discretion.

The employment agreement provides Mr. Day with certain separation benefits in the event of termination without cause, upon change of control or resignation by him for good reason; as such terms are defined in the employment agreement. In the event Mr. Day is terminated without cause, or upon change of control, or resigns for good reason, Mr. Day is entitled to:

•	a severance payment equal to one time Mr. Day’s base salary, to be paid in six equal monthly installments;
•	a bonus, upon determination by the Corporation’s Board of Directors or Compensation Committee, as appropriate, to be made in its sole discretion as to whether to grant a bonus, and if such bonus is granted, the amount, form and payment schedule. For the avoidance of doubt, Mr. Day shall not be entitled to any bonus solely for reason of termination, unless the Board of Directors or the Compensation Committee, as appropriate, in its sole discretion awards such bonus;
•	automatic vesting of all unvested time-based options and equity awards and exercisability of awards for the remainder of their respective terms;
•	vesting of performance-based equity compensation awards in accordance with the terms of the awards, if the applicable performance goals are satisfied, such determination to be in the sole discretion of the Compensation Committee or the Board, as the case may be; and
•	reimbursement for health care premiums under COBRA until the earliest of: (i) one year following the date of termination; (ii) the date Mr. Day is no longer eligible to receive COBRA continuation coverage; or (iii) until Mr. Day becomes eligible for medical insurance coverage provided by another employer.

Mr. Day may terminate his employment for any reason upon at least 30 days prior written notice. Receipt of the termination benefits described above is contingent on Mr. Day executing a general release of claims against our Company, his resignation from any and all directorships and every other position held by him with our Company or any of our subsidiaries, and his return to our Company of all Company property received from or on account of our Company or any of our affiliates by him. In addition, Mr. Day is not entitled to such benefits if he did not comply with the non-competition and invention assignment provisions of his employment agreement during the term of his employment or the confidentiality provisions of his employment agreement, whether during or after the term of his employment. Furthermore, we are under no obligation to pay the above-mentioned benefits if he does not comply with the non-solicitation provisions of his employment agreement, which prohibit a terminated executive from interfering with the business relations of our Company or any of our affiliates and from soliciting employees of our Company. These provisions apply during the term of employment and for two years following termination.

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If Mr. Day violates the non-competition, confidential information, proprietary rights, anti-solicitation, and non-solicitation provisions of the agreement, we, the Company, are entitled to repayment of any severance benefits. Also, for the term of Mr. Day’s employment and for a period of one (1) year after, Mr. Day has agreed and covenanted not to engage in any activity in which Mr. Day contributes his knowledge, as an employee, employer, advisor, volunteer, or in any similar capacity, to any entity engaged in similar business to our own.

Jim Schutz and Robert Miller Signing Bonus

On November 30, 2016, as a signing bonus for executing new employment agreements, we granted to both Jim Schutz, our Chief Executive Officer, and Robert Miller, our Chief Financial Officer, options to purchase 50,000 shares of our common stock. The options vested immediately on the day of grant and have an exercise price of $4.81 per share, which was the closing price of our stock on November 30, 2016. The options expire on November 30, 2026.

The foregoing descriptions of the employment agreements are qualified in their entirety by reference to the full text of the employment agreements, which are filed herewith as Exhibits 10.1, 10.2, 10.3, and 10.4 and incorporated herein by reference.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to its future activities or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K and in other documents that it files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

10.1	Employment Agreement by and between Oculus Innovative Sciences, Inc. and Robert Miller, dated November 30, 2016.

10.2	Employment Agreement by and between Oculus Innovative Sciences, Inc. and Bruce Thornton, dated November 30, 2016.

10.3	Employment Agreement by and between Oculus Innovative Sciences, Inc. and Robert Northey, dated November 30, 2016.

10.4	Employment Agreement by and between Oculus Innovative Sciences, Inc. and Jeffrey Day, dated November 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oculus Innovative Sciences, Inc.
(Registrant)

Date: December 1, 2016	/s/ Jim Schutz
Name: Jim Schutz
Title: Chief Executive Officer

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